Putnam
Arizona
Tax Exempt
Income Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

5-31-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

Putnam Arizona Tax Exempt Income Fund was among the beneficiaries as the Federal Reserve Board dramatically reduced interest rates and equity investors continued to turn to bonds to ride out the stock market's extended period of turbulence. But the fund's successful run during the fiscal year ended May 31, 2001, was attributable to more than just the favorable market environment for bonds.

During the period, Fund Manager Susan McCormack was able to maintain a portfolio that provided both a healthy stream of tax-free current income and potential for capital growth over the long term. These opportunities do not present themselves automatically; they must be actively pursued, and Putnam's extensive credit research resources made a major contribution to Susan's efforts.

In the following report, Susan discusses the fund's performance and strategy during fiscal 2001 in the context of the current market environment and then offers her insights into prospects for the months ahead.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
July 18, 2001

REPORT FROM FUND MANAGEMENT

Susan A. McCormack

The broad municipal bond market enjoyed a solid run for the 12 months ended May 31, 2001. Investment conditions from January through May, in particular, have helped spur all sectors upward in price, including the previously downtrodden higher-yielding, lower-grade issues. Several favorable factors -- the Federal Reserve Board's monetary easing, a stabilizing environment for hospital issues, renewed investor interest, and continued stock market volatility -- converged to make the investment backdrop quite supportive of municipal bonds. Throughout the fiscal year, as always, we worked to position Putnam Arizona Tax Exempt Income Fund to benefit from the next leg of the market's cycle. Our efforts proved rewarding as your fund closed fiscal 2001 with solid gains.

Total return for 12 months ended 5/31/01

      Class A          Class B          Class M
    NAV     POP      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   10.18%  4.90%    9.47%   4.47%    9.84%   6.24%
-----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* FED'S RATE CUTS FUEL BOND RALLY

The Federal Reserve Board's monetary policy is a primary factor in bond performance. When the Fed tightens and interest rates increase, credit markets historically have come under significant pressure. When it eases and rates are reduced, bond prices tend to rally. At your fund's midyear mark in November, Fed Chairman Alan Greenspan hinted of possible rate cuts in the new year to ameliorate the economic slowing that began with the interest rate increases enacted in calendar 1999 and early 2000. When January arrived, the Board not only followed through on its intentions but did so in a highly aggressive, surprising fashion, cutting short-term rates twice outside of the Board's normal meeting cycle. By period's end, after five rate reductions, the Fed Funds rate had dropped by two and one-half percentage points. The prices of bonds across the maturity and quality spectrums rose in response.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Healthcare                   24.2%

Education                    18.0%

Housing                      12.4%

Transportation               11.2%

Utilities                     8.8%

Footnote reads:
*Based on net assets as of 5/31/01. Holdings will vary over time.


* BOND STRUCTURE DRIVES PORTFOLIO PERFORMANCE

As we guide your fund through the fixed-income market's inevitable ups and downs, we pay close attention to the portfolio's composition and the structure of the bonds we purchase. How a bond holding is structured -- that is, the maturity, coupon, and credit quality it offers -- can help or hinder the fund's performance in various investment climates. Throughout fiscal 2001, your fund maintained a sizable though not dominating position in lower-quality, higher-yielding issues. Last fall, shell-shocked stock investors gravitated to bonds with the highest credit ratings, shunning the lower-grade bonds. This flight to quality caused the yield difference between bonds of different credit quality to widen. Consequently, the prices of lower-grade bonds became increasingly attractive.

Believing in the long-term viability of the high-yield municipal sector, we have selectively added to lower-grade debt when appropriate opportunities arose. We considered these positions likely to bolster your fund's income potential in what we anticipated would become a declining rate environment. Our efforts have been rewarded. Credit spreads have narrowed considerably year-to-date, helped not only by lower interest rates but also by increased demand as investors reach for higher yield.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 54.3%

Aa/AA -- 12.3%

A -- 11.9%

Baa/BBB -- 11.7%

Ba/BB -- 6.5%

B -- 3.0%

Other -- 0.3%

Footnote reads:
*As a percentage of market value as of 5/31/01. A bond rated BBB/Baa or higher is considered investment grade. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


Another type of structurally favorable bond to own as interest rates drop is one featuring high credit quality, a longer-term maturity, and a discount coupon. Discount coupon bonds are those selling at prices below par or face value. By purchasing discount coupon bonds, we have in effect extended your fund's average duration, or price sensitivity, to interest rate changes. The longer the maturity, the greater a bond's price can appreciate or depreciate as rates decline or rise, respectively. Furthermore, longer-maturity bonds tend to have more distant call dates than shorter-term issues, thereby adding a measure of call protection -- an attractive feature when municipalities' cost of borrowing begins to favor calling in older debt and refunding it at lower current rates.

"We are seeing a very different atmosphere today than a year ago. The investors who stayed the course are now reaping the rewards."

-- Susan McCormack, portfolio manager


* OPPORTUNITIES UNCOVERED WITH ACTIVE RESEARCH

One of Putnam's hallmarks is its in-depth credit research capability. On a daily basis, our bond analysts are tracking trends, evaluating creditworthiness, and scrutinizing offerings to determine if there is an opportunity to be pursued. This "at-the-ready" approach has helped your fund capitalize on opportunities as they arise, not simply trail after them. For example, during the fiscal year, several older, high-yielding bonds within the fund's portfolio were called away, or pre-refunded, by the issuers. Because we are committed to being proactive, we were ready to replace the lost income potential by purchasing several new higher-yielding issues. Through our research, we have become encouraged by the improved stability within the healthcare sector. The federal government is dipping into the current budget surplus to help support under-funded hospitals, many of which are improving their relationships with HMOs and are divesting their interests in unprofitable enterprises.


"Investors who fall into a marginal income-tax bracket of 28% or higher benefit the most from munis. But their yields now are so high relative to those on Treasuries that an individual in almost any bracket can reap attractive after-tax returns."

-- Barron's, "Out of the Storm: Bond funds offer needed diversity in uncertain times," 4/09/2001


Reflecting this more favorable outlook, one of the best performing holdings in the Arizona Fund over the past year was $4 million in bonds originally issued in 1997 for Maricopa County's Sun Health Corporation. Sun Health is a diversified nonprofit health care corporation in Sun City that consists of two hospitals with more than 526 beds, a long-term care facility, and other health-related facilities. Strong management and favorable demographics bode well for the corporation's long-term prospects.

Recent purchases worth noting are $2 million in two separate bond issues by Arizona Health Facilities Authority for John C. Lincoln Hospital and a $1.5 million bond issued by Glendale Industrial Development Authority for Midwestern University. The fund owns two John C. Lincoln bonds, one with a 6.875% coupon that matures in 2020 and the second with a 7.0% coupon that matures in 2025. Both bonds carry a BBB rating from Standard and Poor's. John C. Lincoln consists of a 262-bed acute-care hospital and an 11-bed long-term care facility in north central Phoenix and a 74-bed acute-care facility in Deer Valley. The Midwestern University bonds carry a 5.875% coupon, mature in 2031 and are rated BBB+ by Standard and Poor's. Midwestern is a private university providing education in health sciences. Bond proceeds were used to finance the construction of a new science building as well as apartment units for students and faculty.

To bolster your fund's exposure to high-quality, longer-term discount coupon bonds, we added such holdings as Yuma Medical Center, an Arizona Industrial Development Authority bond that is rated AAA with a 5% coupon and maturing in 2031. This bond benefited from the interest rate cuts as well as improvement in the hospital sector.

Other factors in addition to bond structure are worth monitoring, such as the deregulation currently underway in the electric utility industry. Utilities bonds have been beset with uncertainty, given expanding deregulation and California's mounting energy woes. We took advantage of the changing investment landscape to not only tap into opportunities but also to diversify holdings where we could. For example, we pared the fund's heavy weighting in Nevada Power bonds and purchased Tucson Electric. Tucson Electric's financial operations have improved over the past year due to a substantial increase in demand for its power, as well as an increase in the average price it is able to charge. In addition, the utility has benefited most recently from a favorable regulatory settlement that will help provide future cash flows.

* FAVORABLE CONDITIONS FOR MUNICIPAL BONDS

We enter fiscal 2002 with a healthy measure of optimism about municipal bond performance as well as the economy's direction. We believe the Fed will remain diligent in fighting recessionary forces should further actions be required. Our research, however, indicates that the economy may likely grow at an annualized rate of 2 to 3% over the next three calendar quarters without a significant uptick in inflation. We anticipate stronger demand for municipal bonds in the months ahead and a decent level of new issuance supply as refunding activity increases.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 5/31/01, there is no guarantee the fund will continue to hold these securities in the future. This fund concentrates its investments in one state and involves more risk than a fund that invests more broadly.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign you an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we may share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only whatever information is necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m., Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Arizona Tax Exempt Income Fund seeks to provide as high a level of current income free from federal and Arizona state income taxes as is consistent with the preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 5/31/01

                       Class A         Class B          Class M
(inception dates)     (1/30/91)       (7/15/93)        (7/3/95)
                     NAV     POP     NAV     CDSC     NAV    POP
------------------------------------------------------------------------------
1 year              10.18%   4.90%   9.47%   4.47%   9.84%   6.24%
------------------------------------------------------------------------------
5 years             29.83   23.67   26.01   24.01   27.89   23.70
Annual average       5.36    4.34    4.73    4.40    5.04    4.35
------------------------------------------------------------------------------
10 years            80.73   72.14   68.54   68.54   74.84   69.22
Annual average       6.10    5.58    5.36    5.36    5.75    5.40
------------------------------------------------------------------------------
Annual average
(life of fund)       6.23    5.73    5.49    5.49    5.87    5.54
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/01

                   Lehman Brothers Municipal         Consumer
                          Bond Index                price index
------------------------------------------------------------------------------
1 year                     12.16%                     3.50%
------------------------------------------------------------------------------
5 years                    37.88                     13.35
Annual average              6.64                      2.54
------------------------------------------------------------------------------
10 years                   98.26                     30.90
Annual average              7.08                      2.73
------------------------------------------------------------------------------
Annual average
(life of fund)              7.17                      2.71
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

The fund's performance data reflect an expense limitation previously in effect. Without the expense limitation, total returns would have been lower.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 5/31/91

                                     Lehman Brothers
                 Fund's class A       Municipal Bond     Consumer price
Date              shares at POP           Index               index

5/31/91               9,524              10,000              10,000
5/31/92              10,560              10,982              10,302
5/31/93              11,839              12,296              10,634
5/31/94              11,930              12,599              10,878
5/31/95              12,811              13,751              11,224
5/31/96              13,199              14,379              11,549
5/31/97              14,398              15,572              11,807
5/31/98              15,421              17,034              12,006
5/31/99              15,988              17,830              12,257
5/31/00              15,952              17,677              12,647
5/31/01             $17,214             $19,826             $13,090

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $16,854 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $17,484 ($16,922 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 5/31/01

                                Class A         Class B         Class M
------------------------------------------------------------------------------
Distributions (number)            12              12              12
------------------------------------------------------------------------------
Income                        $0.456846       $0.398052       $0.430398
------------------------------------------------------------------------------
Capital gains 1                   --              --              --
------------------------------------------------------------------------------
  Total                       $0.456846       $0.398052       $0.430398
------------------------------------------------------------------------------
Share value:                 NAV     POP          NAV        NAV     POP
------------------------------------------------------------------------------
5/31/00                     $8.54   $8.97       $8.53       $8.55   $8.84
------------------------------------------------------------------------------
5/31/01                      8.94    9.39        8.93        8.95    9.25
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate 2      4.86%   4.63%       4.21%       4.56%   4.41%
------------------------------------------------------------------------------
Taxable equivalent 3         8.40    8.01        7.28        7.89    7.63
------------------------------------------------------------------------------
Current 30-day SEC yield 4   4.54    4.33        3.90        4.25    4.11
------------------------------------------------------------------------------
Taxable equivalent 3         7.85    7.49        6.74        7.35    7.11
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution annualized and divided by NAV or POP at end of period.

3 Assumes maximum 42.17% federal and Arizona state combined tax rate based on 2001 tax rates. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 6/30/01 (most recent calendar quarter)

                       Class A          Class B         Class M
(inception dates)     (1/30/91)        (7/15/93)        (7/3/95)
                     NAV     POP      NAV    CDSC      NAV    POP
------------------------------------------------------------------------------
1 year              8.10%   3.01%    7.41%   2.41%    7.77%   4.30%
------------------------------------------------------------------------------
5 years            29.18   23.09    25.27   23.27    27.27   23.13
Annual average      5.25    4.24     4.61    4.27     4.94    4.25
------------------------------------------------------------------------------
10 years           82.22   73.48    70.03   70.03    76.43   70.71
Annual average      6.18    5.66     5.45    5.45     5.84    5.49
------------------------------------------------------------------------------
Annual average
(life of fund)      6.24    5.75     5.50    5.50     5.89    5.55
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.


COMPARATIVE BENCHMARKS

The Lehman Brothers Municipal Bond Index is an index of approximately 20,000 investment-grade, fixed-rate tax-exempt bonds. It assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders
Putnam Arizona Tax Exempt Income Fund

We have audited the accompanying statement of assets and liabilities of Putnam Arizona Tax Exempt Income Fund, including the fund's portfolio (except for Bond ratings), as of May 31, 2001, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended May 31, 2000 and financial highlights for each of the years in the four-year period ended
May 31, 2000 were audited by other auditors whose report dated July 7, 2000, expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial and position of Putnam Arizona Tax Exempt Income Fund as of May 31, 2001, the results of its operations, changes in its net assets and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

                                                   KPMG  LLP
Boston, Massachusetts
July 5, 2001




THE FUND'S PORTFOLIO
May 31, 2001

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
CLI Insd.           -- Connie Lee Insurance Insured
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FHA Insd.           -- Federal Housing Administration Insured
FHLMC Coll.         -- Federal Home Loan Mortgage Corporation Collateralized
FNMA Coll.          -- Federal National Mortgage Association Collateralized
FSA                 -- Financial Security Assurance
GNMA Coll.          -- Government National Mortgage Association Collateralized
G.O. Bonds          -- General Obligation Bonds
MBIA                -- Municipal Bond Investors Assurance Corporation
VRDN                -- Variable Rate Demand Notes


MUNICIPAL BONDS AND NOTES (98.8%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Arizona (87.4%)
-------------------------------------------------------------------------------------------------------------------
                    Apache Cnty., Indl. Dev. Auth. Poll. Control
$         1,500,000 VRDN (Tucson Elec. Power Co.), 2.9s, 12/15/18                         A-1+       $    1,500,000
          2,000,000 Rev. Bonds (Tucson Elec. Power Co.),
                    Ser. A, 5.85s, 3/1/28                                                 B+              1,840,000
                    AZ Hlth. Fac. Auth. Hosp. Syst. Rev. Bonds
            975,000 (Phoenix Mem. Hosp.), 8.2s, 6/1/21                                    D/P               321,750
          1,000,000 (John C. Lincoln Health Network), 7s, 12/1/25                         BBB             1,000,000
          1,000,000 (John C. Lincoln Health Network),
                    6 7/8s, 12/1/20                                                       BBB             1,002,500
          1,500,000 (Phoenix Children's Hosp.), Ser. A,
                    6 1/8s, 11/15/22                                                      A               1,531,875
          2,000,000 (Northern AZ Healthcare Syst.), AMBAC,
                    4 3/4s, 10/1/30                                                       AAA             1,800,000
          1,000,000 AZ School Fac. Board Rev. Bonds
                    (State School Impt.), 5s, 7/1/19                                      AAA               983,750
            500,000 AZ State Board of Regents Rev. Bonds
                    (AZ State U), FGIC, 5 7/8s, 7/1/25                                    AAA               530,625
                    AZ State Hlth. Facs. Auth. Rev. Bonds
                    (Bethesda Foundation), Ser. A
          2,000,000 6.4s, 8/15/27                                                         BB              1,772,500
          1,315,000 6 3/8s, 8/15/15                                                       BB              1,198,290
          1,750,000 AZ State Trans. Board Excise Tax Rev. Bonds,
                    5s, 7/1/10                                                            AAA             1,833,125
          1,500,000 AZ Student Loan Acquisition Auth. Rev. Bonds,
                    Ser. B, 6.6s, 5/1/10                                                  AA              1,578,750
          1,000,000 Central AZ Wtr. Conservation Dist. Contract
                    Rev. Bonds, Ser. A, 5 1/2s, 11/1/10                                   AA-             1,085,000
          1,450,000 Chandler, G.O. Bonds, FGIC, 8s, 7/1/10                                AAA             1,836,063
          1,100,000 Chandler, St. & Hwy. Rev. Bonds, MBIA, 8s, 7/1/11                     AAA             1,412,125
          2,150,000 Chandler, Wtr. & Swr. Rev. Bonds, FGIC, 8s, 7/1/14                    AAA             2,813,813
                    Cochise Cnty., Indl. Dev. Rev. Bonds
                    (Sierra Vista Cmnty. Hosp.)
          1,985,000 Ser. B, 8 1/2s, 12/1/21                                               AAA             2,077,918
          2,405,000 Ser. C, 8 1/4s, 12/1/14                                               AAA             2,588,381
          1,100,000 (Sierra Vista Regl. Hlth.), Ser. A, 6.2s, 12/1/21                     BB+               981,750
          2,000,000 Coconino Cnty., Poll. Control Rev. Bonds
                    (Nevada Power Co.), 6 3/8s, 10/1/36                                   BBB-            1,887,500
          1,000,000 Gilbert, Wtr. & Swr. Rev. Bonds, FGIC,
                    6 1/2s, 7/1/22                                                        AAA             1,060,000
          1,000,000 Glendale, Indl. Dev. Auth. Edl. Fac. Rev. Bonds,
                    CLI Insd., 7 1/8s, 7/1/20                                             AAA             1,138,750
          1,500,000 Glendale, Indl. Dev. Auth. Hosp. Rev. Bonds
                    (Midwestern U.), Ser. A, 5 7/8s, 5/15/31                              BBB+            1,488,750
          1,250,000 Glendale, Wtr & Swr Rev. Bonds, FGIC,
                    5 3/4s, 7/1/10                                                        AAA             1,381,250
          1,000,000 Greenlee Cnty., Indl. Dev. Auth. Poll. Control
                    Rev. Bonds (Phelps Dodge Corp.), 5.45s, 6/1/09                        BBB             1,002,500
                    Maricopa Cnty., Cmnty. College Dist. G. O. Bonds
          1,000,000 (Cmnty. College), 5s, 7/1/06                                          AA              1,052,500
          1,200,000 (Project of 1994), Ser. D, 4s, 7/1/02                                 AA              1,214,448
          4,000,000 Maricopa Cnty., Hosp. Rev. Bonds
                    (Sun Health Corp.), 6 1/8s, 4/1/18                                    BBB             3,950,000
          3,500,000 Maricopa Cnty., Indl. Dev. Auth. Hosp. Fac.
                    Rev. Bonds (Samaritan Hlth. Svcs.),
                    Ser. A, MBIA, 7s, 12/1/16                                             AAA             4,221,875
                    Maricopa Cnty., Indl. Dev. Auth. Multi-Fam. Hsg.
                    Rev. Bonds
          2,670,000 (Laguna Point Apt.), 6 3/4s, 7/1/19                                   A               2,830,200
          1,000,000 Ser. B, 5.95s, 10/20/40                                               AAA             1,031,250
          2,250,000 Maricopa Cnty., Poll. Control Rev. Bonds
                    (Public Service Co.), Ser. A, 6.3s, 12/1/26                           BBB-            2,258,438
                    Maricopa Cnty., School Dist. G.O. Bonds
          2,000,000 (Dist. No. 69 Paradise Valley), Ser. B, MBIA,
                    7s, 7/1/12                                                            AAA             2,417,500
          1,500,000 (Dist. No. 69 Paradise Valley), MBIA, 6.35s, 7/1/10                   AAA             1,717,500
          3,175,000 Ser. C, FSA, 6 1/4s, 7/1/14                                           AAA             3,643,313
            525,000 (Dist. No. 98 Fountain Hills U.), FSA, 5s, 7/1/12                     AAA               544,688
          1,500,000 Mesa, Indl. Dev. Auth. Rev. Bonds
                    (Discovery Hlth. Syst.), Ser. A, 5 3/4s, 1/1/25                       AAA             1,560,000
          1,000,000 Mesa, Util. Syst. Rev. Bonds, FGIC, 7 1/4s, 7/1/12                    AAA             1,230,000
          1,415,000 Mohave Cnty., Indl. Dev. Auth. Multi-Fam. Mtge.
                    Rev. Bonds (Coopers Ridge Apts.), FHA Insd.,
                    7 3/8s, 4/1/32                                                        AAA             1,487,519
          1,725,000 Northern AZ U. Rev. Bonds, FGIC, 6 1/2s, 6/1/09                       AAA             1,985,906
          1,000,000 Phoenix, Civic Impt. Corp. Excise Tax Rev. Bonds
                    (Muni. Courthouse), Ser. A, 5 1/4s, 7/1/24                            AA+               997,500
          3,845,000 Phoenix, Civic Impt. Corp. Rev. Bonds, Ser. 405,
                    6.6s, 7/1/15 (acquired 8/7/98,cost $4,056,744) (RES)                  AAA             4,056,475
                    Phoenix, G.O. Bonds
          1,000,000 6 3/8s, 7/1/13                                                        AA+             1,038,970
          1,000,000 6s, 7/1/10                                                            AA+             1,102,500
          1,000,000 5 3/8s, 7/1/25                                                        AA+             1,011,250
          1,000,000 5 1/4s, 7/1/22                                                        AA+             1,002,500
          1,300,000 4 3/4s, 7/1/23                                                        AA+             1,212,250
          1,600,000 Phoenix, Hsg. Fin. Corp. Mtge. Rev. Bonds, Ser. A,
                    MBIA, 6.9s, 1/1/23                                                    AAA             1,632,000
          2,150,000 Phoenix, Indl. Dev. Auth. (Chris Ridge Village),
                    FHA Insd., 6.8s, 11/1/25                                              AAA             2,206,438
          1,000,000 Phoenix, Indl. Dev. Auth. Rev. Bonds (Mission Place
                    Project A-1), GNMA Coll., 7 1/2s, 7/20/35                             AAA             1,137,500
          1,000,000 Phoenix, Wastewater Syst. Rev. Bonds
                    (Civic Impt .Corp), FGIC, 6s, 7/1/24                                  AAA             1,081,250
          1,635,000 Pima Cnty., Indl Dev. Auth. Single Family Mtge.
                    Rev. Bonds, FHLMC Coll., FNMA Coll.,
                    GNMA Coll., 6.15s, 11/1/23                                            AAA             1,737,188
                    Pima Cnty., Indl. Dev. Auth. VRDN
                    (Tucson Elec. Pwr. Co.-Irvington)
          1,000,000 Ser. A, 3.05s, 10/1/22                                                A-1+            1,000,000
            600,000 2.9s, 12/1/22                                                         A-1+              600,000
          1,000,000 Pima Cnty., School Dist. No. 1 Rev. Bonds,
                    FGIC, 7 1/2s, 7/1/08                                                  AAA             1,202,500
          2,000,000 Pinal Cnty., COP, 6 1/2s, 6/1/09                                      AA              2,090,120
          2,000,000 Pinal Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Casa Grande Regl. Med. Ctr.),
                    Ser. A, 8 1/8s, 12/1/22                                               B               1,865,000
          1,140,000 Scottsdale, G.O. Bonds, 5 1/2s, 7/1/12                                AAA             1,235,475
          1,000,000 Scottsdale, Indl. Dev. Auth. Hosp. Rev. Bonds
                    (Scottsdale Memorial Hosp.), Ser. A, AMBAC,
                    6 1/8s, 9/1/17                                                        AAA             1,081,250
          4,000,000 Scottsdale, Indl. Dev. Auth. Rev. Bonds
                    (First Mtge. Westminster Village),
                    Ser. A, 8 1/4s, 6/1/15                                                BB-             4,185,000
          1,000,000 Sedona, COP, 7.2s, 4/1/12                                             BBB+            1,012,500
            825,000 Tuscon, Indl. Dev. Auth. Multi-Fam. Rev. Bonds
                    (La Entrada), FHA Insd., 7.4s, 7/1/26                                 AAA               850,402
          1,000,000 Tuscon, Indl. Dev. Auth. Senior Living Fac.
                    Rev. Bonds (Christian Care), Ser. A, 6s, 7/1/30                       AA              1,018,750
          2,000,000 Tuscon, St. & Hwy. User Rev. Bonds, Sr. Lien,
                    MBIA, 6s, 7/1/10                                                      AAA             2,247,500
                    U. of AZ, COP
          1,000,000 (Telecommunications Syst.), 6 1/2s, 7/15/12                           A+              1,045,000
          2,000,000 (U. of AZ Parking & Student Hsg.), AMBAC,
                    5 3/4s, 6/1/24                                                        AAA             2,082,500
          1,000,000 U. of AZ, Rev. Bonds, 6 1/4s, 6/1/11                                  AA              1,041,030
          1,500,000 Yuma, Indl. Dev. Auth. Multi.-Fam Rev. Bonds
                    (Yuma Regl. Med. Ctr.), FSA, 5s, 8/1/31                               AAA             1,438,125
                                                                                                      -------------
                                                                                                        111,003,075

Puerto Rico (11.4%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Cmnwlth. of PR, G.O. Bonds, FSA, 5 1/2s, 7/1/18                       AAA             1,068,750
          1,000,000 Cmnwlth. of PR, G.O. Bonds, MBIA, 6 1/4s, 7/1/12                      AAA             1,153,750
          5,470,000 Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds,
                    Ser. 396, 7.1s, 7/1/09 (acquired 7/30/98,
                    cost $6,353,264) (RES)                                                A               6,481,950
          2,000,000 Cmnwlth. of PR, Muni. Fin. Agcy. G.O. Bonds,
                    Ser. A, FSA, 5 1/2s, 8/1/23                                           AAA             2,072,500
          1,500,000 Cmnwlth. of PR, Pub. Bldg. Auth. Gtd. Ed. & Hlth.
                    Fac. Rev. Bonds, Ser. L, 6 7/8s, 7/1/21                               AAA             1,588,395
          1,000,000 PR Elec. Pwr. Auth. Rev. Bonds, Ser. HH, FSA,
                    5 1/4s, 7/1/29                                                        AAA             1,003,750
          1,000,000 PR Indl. Tourist Edl. Med. & Env. Control Fac.
                    Rev. Bonds (Cogen Facs.-AES PR Project),
                    6 5/8s, 6/1/26                                                        BBB             1,065,000
                                                                                                      -------------
                                                                                                         14,434,095
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $122,090,069) (b)                                         $ 125,437,170
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $127,018,273.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at May 31, 2001 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 2001. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $122,090,069, resulting in gross unrealized appreciation and depreciation of $5,032,957 and $1,685,856, respectively, or net unrealized appreciation of $3,347,101.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at May 31, 2001 was $10,538,425 or 8.3% of net assets.

      The rates shown on VRDN's are the current interest rates at May 31, 2001.

      The fund had the following industry group concentrations greater than 10% at May 31, 2001 (as a percentage of net assets):

           Health care            24.2%
           Education              18.0
           Housing                12.4
           Transportation         11.2


      The fund had the following insurance concentrations greater than 10% at May 31, 2001 (as a percentage of net assets):

           MBIA                   11.7%
           FGIC                   10.3

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
May 31, 2001
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $122,090,069) (Note 1)                                        $125,437,170
-------------------------------------------------------------------------------------------
Cash                                                                                 43,607
-------------------------------------------------------------------------------------------
Interest and other receivables                                                    2,791,838
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              328,531
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    1,065,494
-------------------------------------------------------------------------------------------
Total assets                                                                    129,666,640

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               147,098
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  2,051,766
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          204,606
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        159,451
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           11,245
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        13,339
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,341
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                               50,481
-------------------------------------------------------------------------------------------
Other accrued expenses                                                                9,040
-------------------------------------------------------------------------------------------
Total liabilities                                                                 2,648,367
-------------------------------------------------------------------------------------------
Net assets                                                                     $127,018,273

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $127,277,391
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                        343,310
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (3,949,529)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                        3,347,101
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $127,018,273

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($104,423,998 divided by 11,684,551 shares)                                           $8.94
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.94)*                                $9.39
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($21,714,431 divided by 2,432,005 shares) +                                           $8.93
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($879,844 divided by 98,293 shares)                                                   $8.95
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.95)**                               $9.25
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 + Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended May 31, 2001
Tax exempt interest income:                                                     $ 7,433,527
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    617,765
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      136,720
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    11,225
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      6,591
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               194,142
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               216,358
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                 4,019
-------------------------------------------------------------------------------------------
Other                                                                                67,722
-------------------------------------------------------------------------------------------
Total expenses                                                                    1,254,542
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (98,196)
-------------------------------------------------------------------------------------------
Net expenses                                                                      1,156,346
-------------------------------------------------------------------------------------------
Net investment income                                                             6,277,181
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                   (957,267)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                     (88,269)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                        6,407,529
-------------------------------------------------------------------------------------------
Net gain on investments                                                           5,361,993
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $11,639,174
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                            Year ended May 31
                                                                    ------------------------------
                                                                             2001             2000
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $  6,277,181     $  6,736,738
--------------------------------------------------------------------------------------------------
Net realized loss on investments                                       (1,045,536)        (372,770)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments               6,407,529       (9,950,451)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                        11,639,174       (3,586,483)
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                             (4,981,004)      (5,239,775)
--------------------------------------------------------------------------------------------------
   Class B                                                             (1,145,857)      (1,447,275)
--------------------------------------------------------------------------------------------------
   Class M                                                                (38,945)         (39,688)
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)            1,937,517      (12,334,418)
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                 7,410,885      (22,647,639)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                     119,607,388      142,255,027
--------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $343,310 and $355,608, respectively)                       $127,018,273     $119,607,388
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                       Year ended May 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.54        $9.22        $9.32        $9.03        $8.84
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .46          .47 (a)      .44 (a)      .44          .46
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .40         (.68)        (.11)         .29          .19
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .86         (.21)         .33          .73          .65
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.46)        (.47)        (.43)        (.44)        (.46)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.46)        (.47)        (.43)        (.44)        (.46)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.94        $8.54        $9.22        $9.32        $9.03
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 10.18        (2.28)        3.57         8.28         7.52
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $104,424      $90,602     $108,205     $120,649     $122,743
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .88          .86 (a)      .84 (a)      .99          .98
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.21         5.34 (a)     4.71 (a)     4.76         5.11
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 23.67        11.44        21.60        29.63        73.61
-----------------------------------------------------------------------------------------------------

(a) Reflects a management fee waiver during the period. As a result of such waiver, expenses of the fund for the year ended May 31, 2000, reflect a reduction of less than $.01 per share for each class. Expenses for the year ended May 31, 1999, reflect a reduction of $.02, $.01 and $.01 per share for class A, class B and class M, respectively.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

 (c) Includes amounts paid through expense offset arrangements. (Note 2)




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                       Year ended May 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.53        $9.21        $9.30        $9.02        $8.82
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .40          .41 (a)      .38 (a)      .38          .40
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .40         (.68)        (.10)         .28          .20
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .80         (.27)         .28          .66          .60
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.40)        (.41)        (.37)        (.38)        (.40)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.40)        (.41)        (.37)        (.38)        (.40)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.93        $8.53        $9.21        $9.30        $9.02
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  9.47        (2.93)        3.01         7.47         6.94
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $21,714      $28,157      $33,480      $32,046      $28,340
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.53         1.51 (a)     1.49 (a)     1.64         1.63
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.59         4.69 (a)     4.09 (a)     4.10         4.44
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 23.67        11.44        21.60        29.63        73.61
-----------------------------------------------------------------------------------------------------

(a) Reflects a management fee waiver during the period. As a result of such waiver, expenses of the fund for the year ended May 31, 2000, reflect a reduction of less than $.01 per share for each class. Expenses for the year ended May 31, 1999, reflect a reduction of $.02, $.01 and $.01 per share for class A, class B and class M, respectively.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements. (Note 2)




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                       Year ended May 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.55        $9.23        $9.33        $9.04        $8.85
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .43          .44 (a)      .41 (a)      .41          .43 (b)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .40         (.68)        (.11)         .30          .19
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .83         (.24)         .30          .71          .62
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.43)        (.44)        (.40)        (.42)        (.43)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.43)        (.44)        (.40)        (.42)        (.43)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.95        $8.55        $9.23        $9.33        $9.04
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(c)                  9.84        (2.57)        3.26         7.96         7.19
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $880         $849         $570         $521         $503
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(d)               1.18         1.16 (a)     1.14 (a)     1.29         1.28
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.92         5.08 (a)     4.44 (a)     4.47         4.75
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 23.67        11.44        21.60        29.63        73.61
-----------------------------------------------------------------------------------------------------

(a) Reflects a management fee waiver during the period. As a result of such waiver, expenses of the fund for the year ended May 31, 2000, reflect a reduction of less than $.01 per share for each class. Expenses for the year ended May 31, 1999, reflect a reduction of $.02, $.01 and $.01 per share for class A, class B and class M, respectively.

(b) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset arrangements. (Note 2)



NOTES TO FINANCIAL STATEMENTS
May 31, 2001

Note 1
Significant accounting policies

Putnam Arizona Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Arizona state income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes is consistent with preservation of capital by investing primarily in a portfolio of Arizona tax exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A but lower than class B shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended May 31, 2001, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2001, the fund had a capital loss carryover of approximately $2,383,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
      $199,000    May 31, 2003
       351,000    May 31, 2004
       184,000    May 31, 2005
       957,000    May 31, 2008
       692,000    May 31, 2009

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of post-October loss deferrals, defaulted bond interest, market discount and straddle loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended May 31, 2001, the fund reclassified $123,673 to decrease undistributed net investment income and $126,785 to increase paid-in-capital, with an increase to accumulated net realized loss of $3,112. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discounts on original issue discount bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.50% of the average net assets of the fund or (ii) 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended May 31, 2001, the fund's expenses were reduced by $98,196 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $533 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments, LLC, and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees currently limit payments by the fund at an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended May 31, 2001, Putnam Retail Management, acting as underwriter received net commissions of $19,199 and $116 from the sale of class A and class M shares, respectively and $33,573 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended May 31, 2001, Putnam Retail Management, acting as underwriter received $347 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended May 31, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $28,836,575 and $28,140,998, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At May 31, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                   Year ended May 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,466,427        $ 22,021,233
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  287,398           2,561,827
---------------------------------------------------------------------------
                                             2,753,825          24,583,060

Shares
repurchased                                 (1,681,594)        (14,943,765)
---------------------------------------------------------------------------
Net increase                                 1,072,231        $  9,639,295
---------------------------------------------------------------------------

                                                   Year ended May 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,227,768        $ 10,748,677
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  289,722           2,532,446
---------------------------------------------------------------------------
                                             1,517,490          13,281,123

Shares
repurchased                                 (2,643,568)        (23,099,427)
---------------------------------------------------------------------------
Net decrease                                (1,126,078)       $ (9,818,304)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    410,105        $  3,667,196
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   63,182             552,002
---------------------------------------------------------------------------
                                               473,287           4,219,198

Shares
repurchased                                 (1,342,619)        (11,916,366)
---------------------------------------------------------------------------
Net decrease                                  (869,332)       $ (7,697,168)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    548,388         $ 4,848,935
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   84,826             740,484
---------------------------------------------------------------------------
                                               633,214           5,589,419

Shares
repurchased                                   (967,670)         (8,441,148)
---------------------------------------------------------------------------
Net decrease                                  (334,456)        $(2,851,729)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     16,835           $ 151,694
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    3,364              30,007
---------------------------------------------------------------------------
                                                20,199             181,701

Shares
repurchased                                    (21,154)           (186,311)
---------------------------------------------------------------------------
Net decrease                                     (955)           $ (4,610)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     38,588            $345,301
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    3,432              29,853
---------------------------------------------------------------------------
                                                42,020             375,154

Shares
repurchased                                     (4,481)            (39,539)
---------------------------------------------------------------------------
Net increase                                    37,539            $335,615
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle will not be material to the financial statements.


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2002 will show the tax status of all distributions paid to your account in calendar 2001.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Susan A. McCormack
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Arizona Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN044-72889  855/235/2AA  7/01